Other Receivables and Other Current Assets	12 Months Ended
Oct. 31, 2025
Other Receivables and Other Current Assets [Abstract]
OTHER RECEIVABLES AND OTHER CURRENT ASSETS

NOTE 4 – OTHER RECEIVABLES AND OTHER CURRENT ASSETS

Other receivables and other current assets comprised of the following:

	October 31,	October 31,
	2025	2024
Other receivables	$15,725	$511,508
Prepaid expense	51,182,088	51,164,128
Prepaid taxes	13,191	-
Less allowance for impairment of prepaid expense	(51,160,302)	(42,421,843)
Total	$50,702	$9,253,793

On December 16, 2023, Shenzhen Jiuzi entered into an agreement with a third party, Beijing YanErYouXin Technology Co., Ltd.(“YanErYouXin”). Shenzhen Jiuzi provided a prepayment in full to YanErYouXin in the amount of RMB88.75 million (approximately $12.47 million). Under the agreement, Shenzhen Jiuzi commissioned YanErYouXin to procure 220V outdoor portable and rechargeable batteries bearing the Company’s brand logo. This amount was recorded as prepaid expense. The prepayment was recorded as prepaid expense. Prepaid expenses represent contractual rights to receive goods and do not meet the definition of financial assets under ASC 326; therefore, they are not subject to the Current Expected Credit Loss model.

The Company evaluates the recoverability of prepaid expenses and recognizes impairment losses when it becomes probable that the supplier will not perform and the prepayment will not be recoverable.

The Company recognized additional impairment losses of $8.62 million and $3.68 million for the years ended October 31, 2025 and 2024, respectively.

As of October 31, 2025, the net carrying amount of the prepaid expense was $21,786.